Morgan Stanley Institutional Fund Trust - Corporate Bond Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Nordstrom Inc. 4.000% due 10/15/2021
Purchase/Trade Date: 10/5/2011
Offering Price of Shares: $99.828
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, Wells Fargo Securities, US Bancorp, Goldman, Sachs & Co., Morgan Stanley, RBS, Fifth Third Securities, Inc., KeyBanc Capital Markets, Mitsubishi UFJ Securities, The Williams Capital Group, L.P.
Purchased from: Wells Fargo Securities

Securities Purchased: The Mosaic Co. 3.750% due 11/15/2021
Purchase/Trade Date: 10/17/2011
Offering Price of Shares: $99.088
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $40,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.06
Brokers: Barclays Capital, BofA Merrill Lynch, Morgan Stanley, Wells Fargo, US Bancorp, BNP Paribas, Goldman, Sachs & Co., Scotia Capital
Purchased from: Merrill Lynch

Securities Purchased: Sonoco Products Co. 5.750% due 11/1/2040
Purchase/Trade Date: 10/20/2011
Offering Price of Shares: $101.649
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Deutsche Bank Securities, Mitsubishi UFJ Securities, TD Securities, US Bancorp Purchased from: Merrill Lynch

Securities Purchased: EQT Corp. 4.875% due 11/15/2021
Purchase/Trade Date: 11/2/2011
Offering Price of Shares: $99.085
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays Capital, Deutsche Bank Securities, J.P. Morgan, SunTrust Robinson Humphrey, PNC Capital Markets LLC, Mitsubishi UFJ Securities, Goldman, Sachs & Co., Huntington Investment Company, UBS Investment Bank, US Bancorp, CIBC, Credit Agricole CIB
Purchased from: Deutsche Bank Securities

Securities Purchased: Boston Properties LP 3.700% due 11/15/2018
Purchase/Trade Date: 11/3/2011
Offering Price of Shares: $99.767
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.032
Percentage of Fund's Total Assets: 0.41
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, US Bancorp, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities, PNC Capital Markets LLC, RBS, Santander, SunTrust Robinson Humphrey
Purchased from: JP Morgan

Securities Purchased: Cigna Corp. 2.750% due 11/15/2016
Purchase/Trade Date: 11/3/2011
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by Fund: 0.055
Percentage of Fund's Total Assets: 0.49
Brokers: Morgan Stanley, BofA Merrill Lynch, UBS Investment Bank, HSBC Purchased from: Merrill Lynch

Securities Purchased: Xstrata Canada Financial Corp. 4.950% due 11/15/2021 Purchase/Trade Date: 11/3/2011
Offering Price of Shares: $99.874
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $720,000
Percentage of Offering Purchased by Fund:  0.072
Percentage of Fund's Total Assets: 1.07
Brokers: Barclays Capital, Citigroup, J.P. Morgan, RBS, HSBC, Deutsche Bank Securities, Commerzbank, Credit Agricole CIB, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital Markets, Santander
Purchased from: J.P. Morgan

Securities Purchased: The Dow Chemical Company 4.125% due 11/15/2021 Purchase/Trade Date: 11/4/2011
Offering Price of Shares: $99.603
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $240,000
Percentage of Offering Purchased by Fund:  0.019
Percentage of Fund's Total Assets: 0.36
Brokers: BofA Merrill Lynch, Citigroup, Mizuho Securities, Morgan Stanley, ING, Mitsubishi UFJ Securities, RBS, Santander, SMBC Nikko, Standard Chartered Bank, The Williams Capital Group, L.P., Ramirez & Co., Inc., Banca IMI
Purchased from: Merrill Lynch

Securities Purchased: Amgen Inc. 2.500% due 11/15/2016
Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $240,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets: 0.36
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased: Amgen Inc. 3.875% due 11/15/2021
Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.720
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased: Teva Pharmaceutical Finance IV 3.650% due 11/10/2021 Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.635
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:  0.026
Percentage of Fund's Total Assets: 0.33
Brokers: Barclays Capital, BNP Paribas, Citigroup, Credit Suisse, Goldman, Sachs & Co., HSBC, J.P. Morgan, Morgan Stanley
Purchased from: Goldman Sachs

Securities Purchased: Simon Property Group LP, 4.125% due 12/1/2021 Purchase/Trade Date: 11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.19
Brokers: Bof A Merrill Lynch, Citigroup, JP Morgan, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Mitsubishi UFJ Securities, RBC Capital Markets, SMBC Nikko, SunTrust Robinson Humphrey, US Bancorp Purchased from: Merrill Lynch

Securities Purchased: HSBC Holdings PLC 4.875% due 1/14/2022 Purchase/Trade Date: 11/14/2011
Offering Price of Shares: $99.909
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.41
Brokers: HSBC Securities (USA) Inc., ANZ Securities, Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., Comerica Securities, Inc., Fifth Third Securities, Inc., ING Financial Markets LLC, Morgan Stanley & Co. LLC, nabSecurities, LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Danske Markets Inc.
Purchased from: HSBC Securities

Securities Purchased: BHP Billiton Finance USA Ltd. 3.250% due 11/21/2021 Purchase/Trade Date: 11/16/2011
Offering Price of Shares: $99.097
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $520,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.78
Brokers: Barclays Capital, JP Morgan, ANZ Securities, Banca IMI S.p.A., Banca Bilbao Vizcaya, Arentaria, S.A., BNP Paribas Securities Corp., CIBC World Markets Corp., Credit Agricole Securities (USA) Inc., ING Financial Markets LLC, Lloyds Securities Inc., Mitsubishi Securities USA Inc., Mizuho Securities USA Inc., nabSecurities LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, SMBC Nikko Capital Markets Ltd., Standard Chartered Bank, TD Securities (USA) LLC, UBS Securities LLC, UniCredit Capital Markets LLC Purchased from: JP Morgan

Securities Purchased: Transocean Inc. 6.375% due 12/15/2021
Purchase/Trade Date: 11/30/2011
Offering Price of Shares: $99.946
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $165,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.25
Brokers: Barclays Capital, Credit Suisse, Mitsubishi UFJ Securities, Wells Fargo Securities, Citigroup, J.P. Morgan, Credit Agricole CIB, DNB Markets, Goldman, Sachs & Co., Standard Chartered Bank
Purchased from: Barclays Capital Inc.

Securities Purchased: Vornado Realty LP note 5.00% due 1/15/2022 Purchase/Trade Date: 11/30/2011
Offering Price of Shares: $99.546
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $295,000
Percentage of Offering Purchased by Fund:  0.074
Percentage of Fund's Total Assets: 0.45
Brokers: BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, J.P. Morgan, Barclays Capital, Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, RBS, UBS Investment Bank, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets, LLC Capital One Southcoast, Credit Agricole CIB, Fifth Third Securities, Inc., HSBC, PNC Capital Markets LLC, SMBC Nikko, US BancorpPurchased from: Deutsche Bank Securities

Securities Purchased: Duke Energy Carolinas LLC 1.750% due 12/15/2016 Purchase/Trade Date: 12/5/2016
Offering Price of Shares: $99.837
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $220,000
Percentage of Offering Purchased by Fund:  0.063
Percentage of Fund's Total Assets: 0.34
Brokers: Barclays Capital, Citigroup, Deutsche Bank Securities, JP Morgan, BNY Mellon Capital Markets, LLC, Scotia Capital, SunTrust Robinson Humphrey, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Mizuho Securities,
US Bancorp, MFR Securities, Inc., The Williams Capital Group, L.P.
Purchased from: JP Morgan

Securities Purchased: Ecolab Inc. 3.00% due 12/8/2016
Purchase/Trade Date: 12/5/2011
Offering Price of Shares: $99.802
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $190,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.29
Brokers: RBS, US Bancorp, Citigroup, BNP Paribas, RBC, UniCredit Capital Markets, ING, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased: Ecolab Inc. 4.350% due 12/8/2021
Purchase/Trade Date: 12/5/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $70,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.11
Brokers: Mitsubishi UFJ Securities, SMBC Nikko, Citigroup, BNP Paribas, RBC, UniCredit Capital Markets, ING, The Williams Capital Group, L.P. Purchased from: Merrill Lynch

Securities Purchased: Gilead Sciences Inc. 5.650% due 12/1/2041
Purchase/Trade Date: 12/6/2011
Offering Price of Shares: $99.773
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, Barclays Capital, Goldman, Sachs & Co., J.P. Morgan, RBC Capital Markets, Wells Fargo Securities, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko, US Bancorp
Purchased from: Barclays Capital

Securities Purchased: Hewlett-Packard Co. 4.650% due 12/9/2021
Purchase/Trade Date: 12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $285,000
Percentage of Offering Purchased by Fund: 0.019
Percentage of Fund's Total Assets: 0.44
Brokers: Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BNP Paribas, BofA Merrill Lynch, Citigroup, Credit Suisse, HSBC, Mizuho Securities, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased: ERP Operating LP 4.625% due 12/15/2021
Purchase/Trade Date: 12/7/2011
Offering Price of Shares: $99.619
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.14
Brokers: Morgan Stanley, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, RBC Capital Markets
Purchased from: Merrill Lynch

Securities Purchased: Virginia Electric & Power Co. 2.950% due 1/15/2022 Purchase/Trade Date: 1/9/2012
Offering Price of Shares: $99.759
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $700,000
Percentage of Offering Purchased by Fund: 0.156
Percentage of Fund's Total Assets: 1.08
Brokers: Deutsche Bank Securities, Morgan Stanley, UBS Investment Bank Purchased from: UBS AG

Securities Purchased: Sabmiller Holdings Inc. 3.750% due 1/15/2022 Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.522
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:  0.008
Percentage of Fund's Total Assets: 0.31
Brokers: Barclays Capital, BofA Merrill Lynch, JP Morgan, Morgan Stanley, BBVA, Citigroup, Mitsubishi UFJ Securities, Mizuho Securities, RBS, Santander Global Banking and Markets
Purchased from: Merrill Lynch

Securities Purchased: Valspar Corp. 4.200% due 1/15/2022
Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.854
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $115,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.18
Brokers: Deutsche Bank Securities, Mitsubishi UFJ Securities, US Bancorp, BofA Merrill Lynch, Goldman, Sachs & Co., Wells Fargo Securities, ANZ Securities, PNC Capital Markets LLC, ING, Lloyds Securities, Comerica Securities, HSBC
Purchased from: Deutsche Bank Securities

Securities Purchased: Rabobank Nederland 3.375% due 1/19/2017
Purchase/Trade Date: 1/11/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.42
Brokers: Barclays Capital Inc., Credit Suisse Securities (SA) LLC; Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital

Securities Purchased: ABN Amro Bank NV 4.250% due 2/2/2017
Purchase/Trade Date: 1/30/2012
Offering Price of Shares: $99.902
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.32
Brokers: Barclays Capital Inc., PNC Paribas Securities Corp., JP Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC
Purchased from: JP Morgan

Securities Purchased: IBM Corp. 1.250% due 2/6/2017
Purchase/Trade Date: 2/1/2012
Offering Price of Shares: $99.557
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.31
Brokers: BofA Merrill Lynch, Credit Suisse, Mizuho Securities, Morgan Stanley, RBC Capital Markets, Wells Fargo Securities, BNY Mellon Capital Markets, LLC, RBS, Santander, UBS Investment Bank, UniCredit Capital Markets, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased: McDonald's Corp. 2.625% due 1/15/2022
Purchase/Trade Date: 2/2/2012
Offering Price of Shares: $102.531
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.200
Percentage of Fund's Total Assets: 0.79
Brokers: Citigroup Global Capital Markets Inc., JP Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., ANZ Securities, Inc., BNP Paribas Securities Corp., CastleOak Securities, L.P., Goldman, Sachs & Co., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Rabo Securities USA, Inc., RBC Capital Markets, LLC, SG Americas Securities, LLC, Standard Chartered Bank, SunTrust Robinson Humphrey, Inc., The Williams Capital Group, L.P., UniCredit Capital Markets LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities LLC
Purchased from: JP Morgan

Securities Purchased: Aristotle Holding Inc., 2.650% due 2/15/2017 Purchase/Trade Date: 2/6/12
Offering Price of Shares: $99.025
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $185,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.28
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, RBS, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased: BMC Software Inc. 4.250% due 2/15/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.468
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan, Barclays Capital, RBC Capital Markets, RBS, Wells Fargo Securities, Credit Suisse, Morgan Stanley, Citigroup
Purchased from: Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 2.150% due
3/1/2017
Purchase/Trade Date: 2/8/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund:  0.009
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander, US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from:  Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 3.550% due 3/1/2022 Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.747
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.21
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Chesapeake Energy Corp. 6.775% due 3/15/2019 Purchase/Trade Date: 2/13/12
Offering Price of Shares: $98.750
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets:  0.35
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, RBS, Barclays Capital, Citigroup, Comerica Securities, Credit Agricole CIB, Credit Suisse, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Natixis, Scotiabank, UBS Investment Bank, Wells Fargo Securities, Lloyds Securities, Macquarie Capital, Nomura, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey, TD Securities Purchased from: Merrill Lynch

Securities Purchased: Boston Gas Company Inc. 4.487% due 2/15/2042 Purchase/Trade Date: 2/14/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.39
Brokers: Citigroup, HSBC, UBS Investment Bank, BBVA, Mitsubishi UFJ Securities, BNY Mellon Capital Markets, LLC, Credit Suisse, Lloyds Securities, Mizuho Securities, nabSecurities, LLC, RBS, UniCredit Purchased from: UBS AG

Securities Purchased: Total Capital International SA 2.875% due 2/17/2022 Purchase/Trade Date: 2/14/12
Offering Price of Shares: $99.948
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets:  0.35
Brokers: BofA Merrill Lynch, Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse Securities

Securities Purchased: Corning Inc. 4.750% due 3/15/2042
Purchase/Trade Date: 2/15/12
Offering Price of Shares: $99.853
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets:  0.08
Brokers: JP Morgan, Wells Fargo Securities, Deutsche Bank Securities, BofA Merrill Lynch, Citigroup, Mitsubishi UFJ Securities
Purchased from: JP Morgan

Securities Purchased: American Honda Finance Corporation 2.125% due
2/28/2017
Purchase/Trade Date: 2/21/12
Offering Price of Shares: $99.995
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets:  0.38
Brokers: Barclays Capital, JP Morgan Securities LLC, RBS Securities Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., SMBC Nikko Capital Markets Limited
Purchased from: JP Morgan

Securities Purchased: Alexandria Real Estate EQ Inc. 4.600% due 4/1/2022 Purchase/Trade Date: 2/22/2012
Offering Price of Shares: $99.995
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.29
Brokers: Goldman, Sachs & Co., JP Morgan, Citigroup, BofA Merrill Lynch, Mitsubishi UFJ Securities, RBC Capital Markets, RBS, Scotiabank, Barclays Capital, Credit Suisse, Morgan Keegan, BB&T Capital Markets, BNY Mellon Capital Markets, LLC, JMP Securities, Keefe, Bruyette & Woods, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Goldman Sachs

Securities Purchased: Wyndham Worldwide Corp. 4.250% due 3/1/2022
Purchase/Trade Date: 2/27/12
Offering Price of Shares: $99.807
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.051
Percentage of Fund's Total Assets: 0.49
Brokers: JP Morgan, Goldman, Sachs & Co., Credit Suisse, Mitsubishi UFJ Securities, Scotiabank, US Bancorp, Wells Fargo Securities, nabSecurities, LLC, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: JP Morgan

Securities Purchased: Burlington Northern Santa Fe LLC 3.050% due 3/15/2022
Purchase/Trade Date:	  2/28/12
Offering Price of Shares: $99.750
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund:  0.024
Percentage of Fund's Total Assets: 0.29

Securities Purchased: Centurylink Inc. 5.800% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.842
Total Amount of Offering: $1,400,000,000
Amount Purchased by Fund: $295,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.58
Brokers: Barclays Capital, JP Morgan, Morgan Stanley, RBC Capital Markets, Mizuho Securities, US Bancorp, SunTrust Robinson Humphrey, Fifth Third Securities, Inc., Morgan Keegan
Purchased from:  JP Morgan


Securities Purchased: DirectTV Holdings LLC 3.800% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.958
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.59
Brokers: BofA Merrill Lynch, RBS, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Barclays Capital, Citigroup, Credit Suisse, JP Morgan, UBS Investment Bank, Santander, BBVA, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, HSBS, Lloyds Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Koninklijke Philips Electronics 3.750% due 3/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.545
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.44
Brokers: Deutsche Bank Securities, HSBC, JP Morgan, BofA Merrill Lynch, Credit Suisse, BNP Paribas, Citi, ING, Mitsubishi UFJ Securities, Mizuho Securities, Rabo Securities, RBS, Santander, Societe Generale, Standard Chartered Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: Wynn Las Vegas 5.375% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.036
Percentage of Fund's Total Assets: 0.64
Brokers: Deutsche Bank Securities, BofA Merrill Lynch, JP Morgan, BNP Paribas, Morgan Stanley, RBS, UBS Investment Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: American Tower Corp. 4.700% due 3/15/2022
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.810
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund:  0.018
Percentage of Fund's Total Assets: 0.24
Brokers: Citigroup, JP Morgan, Mizuho Securities, Morgan Stanley, TD Securities, Barclays Capital, Goldman, Sachs & Co., RBC Capital Markets, RBS, BofA Merrill Lynch, Credit Suisse, Santander
Purchased from:  JP Morgan

Securities Purchased: Phillips 66 4.300% due 4/1/2022
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.763
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.20
Brokers: Citigroup, Credit Suisse, JP Morgan, RBS, BofA Merrill Lynch,
DNB Markets, Mitsubishi UFJ Securities, RBC Capital Markets, BNP Paribas, Deutsche Bank Securities, Lloyds Securities, Mizuho Securities, PNC Capital Markets LLC, Scotiabank, SMBC Nikko
Purchased from: JP Morgan

Securities Purchased: URS Corp. 3.850% due 4/1/2017
Purchase/Trade Date: 3/8/12
Offering Price of Shares: $99.862
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 0.59
Brokers: BofA Merrill Lynch, Citigroup, Morgan Stanley, Wells Fargo Securities, Barclays Capital, BNP Paribas, HSBC, Mizuho Securities, RBS, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Volkswagen International Finance NV 2.375% due
3/22/2017
Purchase/Trade Date: 3/19/2012
Offering Price of Shares: $99.355
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $160,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.31
Brokers: BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., Morgan
Stanley
Purchased from: Merrill Lynch

Securities Purchased: Cimarex Energy Co. 5.875% due 5/1/2022
Purchase/Trade Date: 3/22/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.15
Brokers: JP Morgan, Deutsche Bank Securities, Wells Fargo Securities, Mitsubishi UFJ Securities,US Bancorp, BB&T Capital Markets, Capital One Southcoast, CIBC, Comerica Securities, KeyBanc Capital Markets, BOSC, Inc., Howard Weil Incorporated, ING, Lloyds Securities
Purchased from: JP Morgan

Securities Purchased: DBN Bank ASA 3.200% due 4/3/2017
Purchase/Trade Date: 3/26/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.50
Brokers: Barclays, Bank of America Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Goldman Sachs

Securities Purchased: HSBC Holdings PLC 4.000% due 3/30/2022
Purchase/Trade Date: 3/27/2012
Offering Price of Shares: $99.348
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.30
Brokers: HSBC Securities (USA) Inc., ABN AMRO Bank N.V., ANZ Securities, Inc., BMO Capital Markets Corp., CIBC World Markets Corp., Citigroup
Global Markets Inc., Comerica Securities Inc., Credit Agricole Securities
(USA) Inc., Credit Suisse Securities (USA) LLC, Danske Markets, Inc., Goldman, Sachs & Co., ING Financial Markets LLC, Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, nabSecurities, LLC, RBC Capital Markets LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, SunTrust Robinson Humphrey, Inc., The Williams Capital Group, L.P., UBS Securities LLC, UniCredit Capital Markets LLC, Wells Fargo Securities, LLC
Purchased from: HSBC Securities

Securities Purchased: Svenska Handelsbanken AB 2.875% due 4/4/2017 Purchase/Trade Date: 3/28/12
Offering Price of Shares: $99.908
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.49
Brokers: Citigroup Global Markets Inc., Goldman, Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC
Purchased from: JP Morgan

Securities Purchased: Barrick Gold Corp. 3.850% due 4/5/2022
Purchase/Trade Date: 3/29/12
Offering Price of Shares: $99.943
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $180,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.35
Brokers: Citigroup, JP Morgan, Morgan Stanley, RBC Capital Markets, BMO Capital Markets, CIBC, HSBC, Scotiabank, TD Securities, UBS Investment Bank, Barclays, BNP Paribas, Deutsche Bank Securities, Goldman, Sachs & Co.,
BofA Merrill Lynch, RBS
Purchased from: JP Morgan

Securities Purchased: Weatherford International Ltd. 4.500% due 4/15/2022 Purchase/Trade Date: 3/30/12
Offering Price of Shares: $99.855
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.29
Brokers: JP Morgan, Morgan Stanley, Citigroup, Deutsche Bank Securities, UBS Investment Bank, Goldman, Sachs & Co., Wells Fargo Securities, Credit Agricole CIB, DNB Markets, RBC Capital Markets, RBS, Mitsubishi UFJ Securities, Barclays, SunTrust Robinson Humphrey, Standard Chartered Bank, UniCredit Capital Markets, HSBC
Purchased from: JP Morgan